Exhibit 32

SECTION 1350 CERTIFICATION

Each of the undersigned, Yongke Xue, Chief Executive Officer of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company”), and Cunxia Xie, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge (1) the quarterly report on Form 10-Q of the Company for the quarter ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ YONGKE XUE
Name:Yongke Xue
Title:  President and Chief Executive Officer
Dated:  November 14, 2011

/s/ CUNXIA XIE
Name:  Cunxia Xie
Title:  Chief Financial Officer
Dated:  November 14, 2011